SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WEX Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENTAL NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of WEX Inc.:

This Supplemental Notice of Annual Meeting is hereby given that the 2026 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “2026 Annual Meeting”) of WEX Inc. (“WEX” or the “Company”), which was previously scheduled to be held on May 5, 2026 at 9:00 a.m. Eastern Time, will be held via live webcast on May 14, 2026 at 8:00 a.m. Eastern Time. This Supplemental Notice updates the date and time of the 2026 Annual Meeting, the deadline to pre-register for the 2026 Annual Meeting, and the text of the first proposal, among other items.

Date and Time May 14, 2026 8:00 a.m. Eastern Time

Location

You can attend the 2026 Annual Meeting
online, vote your shares electronically, and
submit your questions during the 2026
Annual Meeting by visiting
www.cesonlineservices.com/wex26_vm.

To participate in the Annual Meeting, you
must pre-register at
www.cesonlineservices.com/wex26_vm
by 8:00 a.m. Eastern Time on May 13,
2026 using your control number

Who Can Vote Stockholders of record at the close of business on March 30, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the 2026 Annual Meeting
Agenda	Board Recommendation
To elect eleven directors for a term of one year	FOR the eleven director nominees
To approve on an advisory (non-binding) basis the compensation of our Named Executive Officers	FOR
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	FOR

We will also conduct any other business properly brought before the 2026 Annual Meeting.

ATTENDANCE AND PARTICIPATION AT THE 2026 ANNUAL MEETING

Attendance at the 2026 Annual Meeting will be limited to stockholders of the Company as of the Record Date and guests of the Company. You will not be able to attend the 2026 Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register at www.cesonlineservices.com/wex26_vm by 8:00 a.m. Eastern Time on May 13, 2026 using your control number. Please see “How do I vote?” in this Proxy Supplement for instructions about how to pre-register. Once pre-registered, stockholders as of the Record Date will be able to attend the virtual 2026 Annual Meeting by visiting the link noted above, where such stockholders will be able to listen to the meeting live, submit questions, and vote.

PROXY VOTING

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2026 Annual Meeting, we hope you will vote as soon as possible using the following instructions on the enclosed COMPANY WHITE proxy card so that your shares are represented and your voice is heard. Returning the enclosed COMPANY WHITE proxy card does not deprive you of your right to attend the 2026 Annual Meeting and to vote your shares at the 2026 Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the 2026 Annual Meeting. Such stockholders are urged to submit an enclosed COMPANY WHITE proxy card, even if their shares were sold after such date. More information on voting your enclosed COMPANY WHITE proxy card and attending the 2026 Annual Meeting can be found in the accompanying Proxy Supplement and the instructions on the enclosed COMPANY WHITE proxy card.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR ALL” ELEVEN COMPANY NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED COMPANY WHITE PROXY CARD.

THE BLUE PROXY CARDS PREVIOUSLY DISTRIBUTED BY THE COMPANY, AS WELL AS THE WHITE PROXY CARDS DISTRIBUTED BY IMPACTIVE, ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2026 ANNUAL MEETING. To assure that your shares are represented at the 2026 Annual Meeting, we urge you to date, sign and return the enclosed COMPANY WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the COMPANY WHITE proxy card, whether or not you plan to attend the 2026 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 750-0637
Banks and Brokers may call collect: (212) 750-5833

By Order of the Board of Directors,

Sara T.W. Trickett

Chief Legal Officer and Corporate Secretary

May 5, 2026
Portland, Maine

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 14, 2026:

The Company’s Notice of 2026 Annual Meeting of Stockholders, Supplemental Notice of 2026 Annual Meeting of Stockholders, the Proxy Statement, the Proxy Supplement, and 2025 Annual Report, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing, and downloading, free of charge, at https://ir.wexinc.com/financials/annual-reports-proxy-esg/.

May 5, 2026

Dear Fellow Stockholders:

On May 3, 2026, we entered into a cooperation agreement (the “Cooperation Agreement”) with Impactive Capital Master Fund LP (“Impactive”) regarding the election of directors to our board of directors (the “Board”) at our 2026 annual meeting of stockholders (including any adjournments or postponements thereof, the “2026 Annual Meeting”). Pursuant to the Cooperation Agreement, the Board of WEX (the “Company”) has set the size of the Board to eleven directors as of the 2026 Annual Meeting, and nominated Kurt Adams and Ellen Alemany (the “Independent Director Nominees”) and Lauren Taylor Wolfe (the “Impactive Designee,” and together with the Independent Director Nominees, the “New Director Nominees”) and each of Daniel Callahan, Aimee Cardwell, David Foss, James Groch, Derrick Roman, Melissa Smith, Stephen Smith and Susan Sobbott for election to the Board at the 2026 Annual Meeting (collectively, the “Revised 2026 Slate”).

Pursuant to the Cooperation Agreement, Impactive has withdrawn its notice of intent to nominate director candidates for election to the Board at the 2026 Annual Meeting and terminated its solicitation of proxies in connection with the 2026 Annual Meeting. As a result, any votes on the Impactive white proxy card will not be voted at the 2026 Annual Meeting.

Further, the Company has postponed the 2026 Annual Meeting, previously scheduled to be held on May 5, 2026, to May 14, 2026 at 8:00 a.m. Eastern Time in order to give stockholders the opportunity to review the accompanying Proxy Supplement and vote for the Revised 2026 Slate on the enclosed COMPANY WHITE proxy card.

We encourage you to review the accompanying Proxy Supplement for more updated information about the 2026 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S ELEVEN NOMINEES UNDER THE REVISED PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED COMPANY WHITE PROXY CARD. The COMPANY WHITE proxy card differs from the blue proxy card we previously furnished in that it includes a revised list of Company nominees.

YOUR VOTE IS IMPORTANT

THE BLUE PROXY CARDS PREVIOUSLY DISTRIBUTED BY THE COMPANY, AS WELL AS THE WHITE PROXY CARDS DISTRIBUTED BY IMPACTIVE, ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2026 ANNUAL MEETING. To assure that your shares are represented at the 2026 Annual Meeting, we urge you to date, sign and return the enclosed COMPANY WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the COMPANY WHITE proxy card, whether or not you plan to attend the 2026 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free: (877) 750-0637
Banks and Brokers may call collect: (212) 750-5833

Very truly yours,

Sara T.W. Trickett
Chief Legal Officer and Corporate Secretary

PROXY SUPPLEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

This supplement (this “Proxy Supplement”) supplements the definitive proxy statement dated April 3, 2026 (the “Proxy Statement”) of WEX Inc., a Delaware corporation (the “Company”), furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Company’s board of directors (the “Board”) for use at the 2026 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “2026 Annual Meeting”). This Proxy Supplement should be read in conjunction with the Proxy Statement. Except as described in this Proxy Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current.

As previously disclosed, the Company has postponed the 2026 Annual Meeting, previously scheduled to be held on May 5, 2026, to 8:00 a.m. Eastern Time on May 14, 2026. The record date for the determination of the stockholders who are entitled to notice of and to vote at the 2026 Annual Meeting is March 30, 2026 (the “Record Date”), which is the same record date specified in the Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S ELEVEN NOMINEES UNDER THE REVISED PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED COMPANY WHITE PROXY CARD.

THE BLUE PROXY CARDS PREVIOUSLY DISTRIBUTED BY THE COMPANY, AS WELL AS THE WHITE PROXY CARDS DISTRIBUTED BY IMPACTIVE, ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2026 ANNUAL MEETING. To assure that your shares are represented at the 2026 Annual Meeting, we urge you to date, sign and return the enclosed COMPANY WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the COMPANY WHITE proxy card, whether or not you plan to attend the 2026 Annual Meeting.

The Proxy Statement, the accompanying Notice of the 2026 Annual Meeting of Stockholders, a blue proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 were first mailed to our stockholders of record on or about April 3, 2026. This Proxy Supplement and the COMPANY WHITE proxy card are first mailed to our stockholders of record on or about May 5, 2026. References in this Proxy Supplement to “WEX,” the “Company,” “we,” “us,” “our” and similar terms refer to WEX Inc. Capitalized terms used herein but not defined shall have the meaning set forth in the Proxy Statement.

2026 Proxy Statement	1

ADDITIONAL INFORMATION ABOUT THE 2026 ANNUAL MEETING

1.   Why am I receiving this Proxy Supplement?

On May 3, 2026, subsequent to the mailing of the Proxy Statement and blue proxy card to the Company’s stockholders in connection with the 2026 Annual Meeting, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Impactive Capital Master Fund LP (together with its affiliates, “Impactive”) regarding the previously pending proxy contest pertaining to the election of directors at the 2026 Annual Meeting. For more information about the Cooperation Agreement, please see “Summary of the Cooperation Agreement” on page 20 of this Proxy Supplement.

Pursuant to the Cooperation Agreement, the Board has set the size of the Board to eleven directors as of the 2026 Annual Meeting, and nominated Kurt Adams and Ellen Alemany (the “Independent Director Nominees”) and Lauren Taylor Wolfe (the “Impactive Designee,” and together with the Independent Director Nominees, the “New Director Nominees”) and each of Daniel Callahan, Aimee Cardwell, David Foss, James Groch, Derrick Roman, Melissa Smith, Stephen Smith and Susan Sobbott for election to the Board at the 2026 Annual Meeting (collectively, the “Revised 2026 Slate”). As previously disclosed, Shikhar Ghosh and Jack VanWoerkom will retire from the Board, effective as of the 2026 Annual Meeting. James Neary and Nancy Altobello have not been re-nominated for election to the Board.

As a result of these events, the Company has postponed the 2026 Annual Meeting, previously scheduled to be held on May 5, 2026, to May 14, 2026 at 8:00 a.m. Eastern Time. We are providing you with updated information on the 2026 Annual Meeting, including information on Lauren Taylor Wolfe, Ellen Alemany, and Kurt Adams, the Board’s new nominees for election to the Board, and a COMPANY WHITE proxy card that will allow you to vote on each of the Company’s eleven nominees for election to the Board under the revised Proposal 1 and on the other proposals on the agenda for the 2026 Annual Meeting, which have not changed. THE BLUE PROXY CARDS PREVIOUSLY DISTRIBUTED BY THE COMPANY, AS WELL AS THE WHITE PROXY CARDS DISTRIBUTED BY IMPACTIVE, ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2026 ANNUAL MEETING.

2.   What is the Cooperation Agreement?

For more information about the Cooperation Agreement, please see “Summary of the Cooperation Agreement” on page 20 of this Proxy Supplement.

3.   What is the agenda for the 2026 Annual Meeting and how does the Board recommend that I vote on each proposal?

The proposals to be voted on at the 2026 Annual Meeting and the Board’s recommendations on how you should vote are summarized below.

Unanimous Board Recommendation
Proposal 1	To elect eleven directors for a term of one year	FOR ALL eleven nominees
Proposal 2	To approve on an advisory (non-binding) basis the compensation of our Named Executive Officers	FOR
Proposal 3	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	FOR

For more information about Proposal 1, please see “Proposal 1 (Revised) — Election of Directors” on page 6 of this Proxy Supplement and “Proposal 1: Election of Directors” on page 20 of the Proxy Statement. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current. For more information about Proposals 2 and 3, please see pages 48 through 85 of the Proxy Statement.

2	WEX Inc.

ADDITIONAL INFORMATION ABOUT THE 2026 ANNUAL MEETING

4.   How do I vote?

Stockholders of Record. Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•  By Internet — You may submit your proxy online via the Internet by following the instructions provided on the enclosed COMPANY WHITE proxy card. Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the enclosed COMPANY WHITE proxy card.

•  By Telephone — You may submit your proxy by calling toll-free in the U.S. or Canada the number specified on your enclosed universal COMPANY WHITE proxy card. Then, follow the voice prompts. You will be required to provide the unique control number found on the enclosed COMPANY WHITE proxy card.

•  By Mail — If you do not have access to a touch-tone telephone or to the Internet, please sign, date, and return the enclosed COMPANY WHITE proxy card in the postage-paid envelope provided.

Beneficial Owners. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you may vote your shares (i) in advance of the 2026 Annual Meeting by directing your broker, bank, or other nominee how to vote, or (ii) at the 2026 Annual Meeting. To vote in advance of the 2026 Annual Meeting, you should instruct your broker, bank, or other nominee how to vote your shares by following the voting instructions in the notice provided by your broker, bank, or other nominee. You must follow the voting instructions in that notice to ensure that your vote is counted. In most cases, you will be able to vote by mail or via the Internet; however, please refer to your voting instruction form for full details. As discussed herein, your broker, bank, or other nominee may not be able to vote your shares on any matters at the 2026 Annual Meeting unless you provide instructions on how to vote your shares.

5.   How will shares be voted on the COMPANY WHITE proxy card?

The shares represented by any COMPANY WHITE proxy card that is properly completed, validly executed, and received by the Company prior to or at the 2026 Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, Internet, or telephone. If you hold shares as the stockholder of record and submit a validly executed COMPANY WHITE proxy card without giving specific voting instructions on a proposal, then your shares will be voted in accordance with the recommendations of our Board as to that proposal. Our Board unanimously recommends that stockholders vote “FOR ALL” eleven Company nominees listed in Proposal 1; “FOR” the approval of, on an advisory basis, the compensation of our Named Executive Officers in Proposal 2; “FOR” the ratification of the appointment of our independent registered public accounting firm for fiscal year 2026, in Proposal 3; and in accordance with the discretion of the named proxies on other matters brought before the 2026 Annual Meeting.

The Board is not aware of any other matters that are likely to be brought before the 2026 Annual Meeting. If any other matter is properly presented for action at the 2026 Annual Meeting, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.

6.   What happens if I voted on the Company’s blue proxy card or Impactive’s white proxy card?

The blue proxy cards previously distributed by the Company, as well as the white proxy cards distributed by Impactive, are no longer valid and will not be voted at the 2026 Annual Meeting. To assure that your shares are represented at the 2026 Annual Meeting, we urge you to date, sign and return the enclosed COMPANY WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the COMPANY WHITE proxy card, whether or not you plan to attend the 2026 Annual Meeting.

7.   Why was the 2026 Annual Meeting postponed?

On May 3, 2026, subsequent to the mailing of the Proxy Statement and blue proxy card to the Company’s stockholders in connection with the 2026 Annual Meeting, the Company entered into the Cooperation Agreement with Impactive regarding the previously pending proxy contest pertaining to the election of directors at the 2026 Annual Meeting. As a result of the Cooperation Agreement, the Company has postponed the 2026 Annual Meeting, previously scheduled to be held on May 5, 2026, to May 14, 2026 at 8:00 a.m. Eastern Time.

8.   Will my shares be voted if I do not provide instructions to my bank, broker or other nominee?

If you do not provide your broker, bank, or other nominee specific voting instructions, such firm may not have the authority to vote your shares with respect to any of the proposals. Please see “What is a broker non-vote?” below for more information. We urge you to provide voting instructions so that your shares will be voted.

2026 Proxy Statement	3

ADDITIONAL INFORMATION ABOUT THE 2026 ANNUAL MEETING

9.   What is a broker non-vote?

A broker is entitled to vote shares held for a stockholder on “discretionary” matters without instructions from the beneficial owner of those shares. However, if a beneficial owner does not provide timely instructions, the broker does not have the authority to vote on any “non-discretionary” proposals at the 2026 Annual Meeting and a “broker non-vote” would occur. The only matter at the 2026 Annual Meeting that is “discretionary” is the ratification of our independent registered public accounting firm. The other matters are “non-discretionary.” Please instruct your broker on how to vote your shares using the voting instruction form provided by your broker or following any instructions provided by your broker regarding your ability to vote by telephone or through the Internet. We urge you to instruct your broker, bank, or other nominee how you wish your shares to be voted.

10.What is the vote required to approve each proposal?

Vote Required for Approval
Proposal 1	To elect eleven directors for a term of one year

Directors will be elected by a plurality vote standard. This means that the eleven director nominees receiving the highest number of “for” votes cast by the shares entitled to vote at the 2026 Annual Meeting will be elected as directors.

Proposal 2	To approve on an advisory (non-binding) basis the compensation of our Named Executive Officers	The affirmative vote of a majority of votes cast affirmatively or negatively on the matter is required to approve this proposal.
Proposal 3	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	The affirmative vote of a majority of votes cast affirmatively or negatively on the matter is required to approve this proposal.

11. What if I submit a proxy and later change my mind?

If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

•  Delivering written notice of revocation to the Corporate Secretary at c/o WEX Inc., 1 Hancock Street, Portland, ME 04101, that is received on or before 11:59 p.m. Eastern Time on May 13, 2026;

•  Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;

•  Submitting a later dated proxy over the Internet in accordance with the instructions on the proxy card; or

•  Voting your shares electronically during the 2026 Annual Meeting.

If you are the beneficial owner of shares held through a broker, bank, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank, or other nominee to change or revoke any instructions you have already provided to your broker, bank, or other nominee. If you have obtained a voter instruction form from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares, you may change your vote by attending the virtual 2026 Annual Meeting and voting electronically if you attach to your ballot a legal proxy from your broker, bank, or other nominee saved as a PDF or image file.

Attendance at the 2026 Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

12. Attendance and Participation at the 2026 Annual Meeting

Attendance at the 2026 Annual Meeting will be limited to stockholders of the Company as of the Record Date and guests of the Company. You will not be able to attend the 2026 Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register at www.cesonlineservices.com/wex26_vm by 8:00 a.m. Eastern Time on May 13, 2026 using your control number.

4	WEX Inc.

ADDITIONAL INFORMATION ABOUT THE 2026 ANNUAL MEETING

13. How may I participate in the virtual 2026 Annual Meeting?

The 2026 Annual Meeting will be conducted completely online via the Internet. You may only participate in the virtual 2026 Annual Meeting by registering in advance at www.cesonlineservices.com/wex26_vm prior to the deadline of 8:00 a.m. Eastern Time on May 13, 2026. Please have your COMPANY WHITE proxy card, COMPANY WHITE voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank, or other nominee to vote during the 2026 Annual Meeting. Upon completing registration, stockholders will receive a confirmation email with a link and instructions for accessing the 2026 Annual Meeting.

We encourage you to access the 2026 Annual Meeting before the start time of 8:00 a.m. Eastern Time, on May 14, 2026. Please allow ample time for online check-in, which will begin at 7:30 a.m. Eastern Time on May 14, 2026.

Stockholders of record who participate in the virtual 2026 Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in the Proxy Statement, including for purposes of determining a quorum and counting votes.

14. How do I submit a stockholder proposal or director nominee for the 2027 Annual Meeting or suggest a candidate for nomination as a director to the Nominating and Governance Committee?

Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement and proxy card for the 2027 Annual Meeting must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted to the Corporate Secretary, 1 Hancock Street, Portland, ME 04101, no later than December 4, 2026.

If a stockholder wishes to present a proposal before the 2027 Annual Meeting, but does not wish to have a proposal considered for inclusion in our proxy statement and proxy in accordance with Rule 14a-8 or to nominate someone for election as a director, the stockholder must give timely written notice including the information required by our By-Laws to our Corporate Secretary at the address noted above. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received no earlier than January 14, 2027, nor later than February 13, 2027. However, in the event that the Annual Meeting is called for a date that is not within twenty-five days before or after May 14, 2027, notice by the stockholder must be received no earlier than 120 days prior to the Annual Meeting and no later than the later of (i) the 90th day prior to the Annual Meeting or (ii) the tenth day following the day on which notice of the date of the Annual Meeting is first mailed or publicly disclosed, whichever first occurs. If a stockholder wishes to solicit proxies in support of director nominees other than our nominees under the universal proxy rules, such stockholder must, in addition to the information required under our By-Laws, also provide the information required by Rule 14a-19 under the Exchange Act. Stockholders soliciting votes for a director pursuant to the universal proxy rules must also notify us not later than five business days prior to the Annual Meeting date that such stockholder has complied with the requirements of our By-Laws and Rules 14a-19 under the Exchange Act.

15. Who do I contact if I have questions about the 2026 Annual Meeting?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free: (877) 750-0637
Banks and Brokers may call collect: (212) 750-5833

2026 Proxy Statement	5

Proposal 1 (REVISED)
Election of Directors

Our Board currently consists of twelve directors. Pursuant to the Cooperation Agreement, Kurt Adams, Ellen Alemany, and Lauren Taylor Wolfe will be nominated for election at the 2026 Annual Meeting, along with Daniel Callahan, Aimee Cardwell, David Foss, James Groch, Derrick Roman, Melissa Smith, Stephen Smith and Susan Sobbott. Shikhar Ghosh and Jack VanWoerkom will retire from the Board, effective as of the 2026 Annual Meeting. James Neary and Nancy Altobello have not been re-nominated for election to the Board.

At the 2026 Annual Meeting, eleven directors are to be elected for one-year terms, each to serve until the 2027 Annual Meeting or until his or her respective successor has been duly elected and qualified, or upon such director’s earlier death, resignation or removal. Each of the persons nominated has consented to be named as a nominee in this Proxy Supplement and to serve as a director of the Company if elected. Although the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee becomes unable or unwilling to serve for good cause, it is intended that the shares represented by the proxy, if given and unless otherwise specified therein, will be voted FOR the remaining nominees and substitute nominee or nominees designated by the Board.

The Company’s nominees for election to the Board of Directors have changed and the Company’s updated slate of director nominees is set forth below.

6	WEX Inc.

Director Nominees and Background Information

Kurt Adams Chief Executive Officer of IPC Systems, Inc. Age: 56 Director Since: N/A Independent: Yes

Mr. Adams has served as Chief Executive Officer of IPC Systems, Inc., a provider of trading communications, electronic trading and infrastructure solutions for global financial markets, since June 2024. Mr. Adams previously served as Chief Executive Officer of Optum Financial, Inc. (“Optum”), a division of UnitedHealth Group, Inc. (NYSE: UNH), that provides financial solutions for healthcare, focusing on health savings/spending accounts, from 2019 to March 2024. Prior to that, Mr. Adams served as Group President of the Corporate Payments division at FleetCor Technologies, Inc. (formerly NYSE: FLT) (n/k/a Corpay, Inc. (NYSE: CPAY)), a global business payments company that provides specialized payment solutions, from 2015 to 2019. Mr. Adams served in various roles at U.S. Bancorp (NYSE: USB), an American multinational banking institution including, President — Corporate Payments, from 2011 to 2015 and Senior Vice President — Corporate Payments, from 2008 to 2011. From 2005 to 2008, Mr. Adams served as Vice President Business Strategy & Corporate Development at NOVA Information Systems Limited (n/k/a Elavon Inc.), a major payment processing company and subsidiary of U.S. Bancorp. Mr. Adams previously served as Vice President in Investment Banking at Piper Jaffray Companies (n/k/a Piper Sandler Companies (NYSE: PIPR)), an American multinational investment bank and financial services company, from 2000 to 2005. Mr. Adams currently serves as a member of the board of directors at ConnexPay LLC, a payments technology company that aligns incoming customer payments with outgoing supplier payments, since April 2024. Prior to that, Mr. Adams served as a member of the boards of directors of Optum Bank, Inc., the Utah-chartered industrial bank of Optum, from 2019 to March 2024, and Elavon Financial Services Limited, a bank licensed by the Central Bank of Ireland and a subsidiary of U.S. Bancorp, from 2011 to 2015. Mr. Adams currently serves as a member of the Board of Trustees & Advancement Committee at Saint Thomas Academy, an all-male, Catholic military high school in Mendota Heights, Minnesota, since December 2022. Mr. Adams received a B.A. in Political Science from Arizona State University and an M.B.A. from University of Notre Dame Mendoza College of Business.

Key Experience

Industry Experience Brings experience in payments, financial services, and corporate payments through senior leadership roles at IPC Systems, Inc., Optum, FleetCor Technologies, Inc. (n/k/a Corpay, Inc.), and U.S. Bancorp.

Global or International Business Provides global business experience through leadership roles at multinational financial institutions and payments companies serving international markets.

Technology Possesses experience leading technology-enabled financial services and payments platforms, including trading communications infrastructure and digital payment solutions.

Risk Management Has experience managing financial, operational, and regulatory risks in highly regulated industries, including banking and payments.

Finance, Accounting or Reporting Brings financial expertise overseeing financial performance, capital allocation, and large-scale business operations.

2026 Proxy Statement	7

Director Nominees and Background Information

Ellen Alemany

Former Chairwoman, Chief Executive Officer and President of CIT Group Inc.

Age: 70

Director Since: N/A

Independent: Yes

Additional Public Company Boards:

•  First Citizens BancShares, Inc.

Ms. Alemany has served as a member of the board of directors of First Citizens BancShares, Inc. (NASDAQ: FCNCA) (“First Citizens”), a commercial bank, since January 2022. Ms. Alemany previously served as a special advisor to the Chairman and Chief Executive Officer at First Citizens from January 2023 to December 2023, and as Vice Chairwoman from January 2022 to December 2022. Prior to that, Ms. Alemany served as Chairwoman, Chief Executive Officer and President of CIT Group Inc. (“CIT”), an American financial services company, as well as its subsidiary, CIT Bank, N.A. from 2016 until CIT’s merger with First Citizens in January 2022. Ms. Alemany joined CIT as a member of its board of directors in October 2015. Ms. Alemany previously served as the head of management structure of The Royal Bank of Scotland (“RBS”) Americas, a British bank and financial services company, from 2007 to 2013. Concurrently, Ms. Alemany served as Chief Executive Officer and Chairwoman of RBS Citizens Financial Group, Inc., a subsidiary of RBS, from 2008 to 2013. Prior to that, Ms. Alemany served as Chief Executive Officer, Global Transaction Services of Citigroup Inc. (NYSE: C), an American multinational investment bank and financial services company, from 2006 to 2007, where she also served in a variety of senior roles, including as Executive Vice President, Commercial Business Group, from 2003 to 2006, and as President and Chief Executive Officer, CitiCapital, from 2001 to 2006. Ms. Alemany previously served as a member of the board of directors of various public companies, including Dun & Bradstreet Holdings, Inc. (formerly NYSE: DNB), a global provider of business decisioning data and analytics, from July 2021 until it was acquired by Clearlake Capital Group, L.P. in August 2025; Fidelity National Information Services, Inc. (NYSE: FIS), a financial technology company, from 2014 to June 2024; and Automatic Data Processing, Inc. (NASDAQ: ADP), a provider of human resources management software, from 2012 to 2016. Ms. Alemany currently serves in leadership roles with various nonprofit organizations, including as Vice Chairwoman of the board of directors of The Center for Discovery, a residential and service provider for individuals with complex conditions, since 2008, and a member of the board of trustees of The Catholic Charities of the Archdiocese of New York, a social service organization, since February 2020. Ms. Alemany previously served with various other nonprofit organizations, including as a member of the board of trustees of The Conference Board from 2018 to October 2025, as a member of the board of directors of the Partnership Fund for New York City from 2017 to January 2022, as a member of the global board of advisors of Operation HOPE from 2017 to January 2022, and a member of the board of advisors of The Mayor’s Fund to Advance New York City from 2018 to January 2022. Ms. Alemany also served on the Federal Reserve’s Federal Advisory Council from 2008 to 2010. Ms. Alemany received a B.A. in English Literature from the University of Bridgeport and an M.B.A in Finance from Fordham University, as well as Honorary Doctorates from Fordham University Graduate School of Business and Bryant University.

Key Experience

Industry Experience Brings more than four decades of leadership experience in banking and financial services, including as CEO of CIT Group Inc. and senior executive roles at Citigroup Inc. and RBS Citizens Financial Group, Inc.

Finance, Accounting or Reporting Ms. Alemany has financial expertise gained over more than two decades of leadership positions overseeing large financial institutions and serving on public company boards.

Global or International Business Ms. Alemany has global leadership experience through her senior roles at multinational financial institutions, including Citigroup Inc., where she was the Chief Executive Officer of Global Transaction Services.

Risk Management Provides risk management experience as a result of executive leadership in regulated banking environments.

Legal or Regulatory Ms. Alemany has knowledge of regulatory frameworks governing financial institutions, including experience with bank regulatory oversight and service on the Federal Reserve’s Federal Advisory Council.

8	WEX Inc.

Director Nominees and Background Information

Daniel Callahan

Former Global Head of Operations and Technology, Citigroup

Age: 69

Director Since: 2019

Independent: Yes

Board Committees:

•  Technology and Cybersecurity Committee (Chair)

•  Leadership Development and Compensation Committee

Additional Public Company Boards:

•  Innodata Inc.

Mr. Callahan was an officer of Citigroup, an American multinational investment bank and financial services corporation, prior to his retirement in December 2018. At Citigroup, Mr. Callahan served from October 2007 to December 2018 as the Global Head of Operations and Technology. Prior to joining Citigroup, Mr. Callahan held various leadership positions with Credit Suisse, Morgan Stanley, and IBM. In addition, Mr. Callahan is the Chief Executive Officer of Callahan Advisors, LLC, advising global companies with their digital transformation and technology start-ups with differentiated growth strategies and has served as Executive Partner at Bridge Growth Partners, a technology investment firm, since July 2019. Mr. Callahan currently serves as a director of Innodata, a Nasdaq-listed global data-engineering company, where he sits on their Audit and Compensation Committees. Previously, Mr. Callahan served as a director of Scotiabank, a leading bank in the Americas listed on the New York Stock Exchange, and sat on their Technology and Risk Committees. Mr. Callahan also serves on the Board of Trustees at Columbia University’s Teachers College as well as on the boards of several private companies. Previously, Mr. Callahan served as a Director of Tata Consultancy Services.

Key Experience

Industry Experience Brings broad industry expertise through his more than 40 years of experience in multiple multinational corporations serving the financial services sector.

Global or International Business Provides global executive leadership experience through his time spent serving as the Global Head of Operations and Technology for Citigroup and his various leadership positions at Credit Suisse, Morgan Stanley, and IBM.

Technology In addition to his extensive experience as Citigroup’s Global Head of Operations and Technology, Mr. Callahan brings further technology experience through his work with Bridge Growth Partners and his service on various boards, including prior service on Tata Consultancy Services, an Indian multinational information services and consultancy company.

Business Development & M&A As Global Head of Operations and Technology for Citigroup, he was deeply involved with all Citigroup’s M&A and business development activities.

Risk Management Provides risk management experience as a result of his former career at Citigroup, where he helped identify and manage technology-related risks and his prior service on Scotiabank’s Risk Committee and on Tata Consultancy Services’ Risk Management Committee.

Cybersecurity While serving as Citigroup’s Global Head of Operations and Technology, he was responsible for the company’s cybersecurity initiatives.

2026 Proxy Statement	9

Director Nominees and Background Information

Aimee Cardwell

Former Executive Vice President and Chief Information Security Officer at UnitedHealth Group Incorporated

Age: 58

Director Since: 2023

Independent: Yes

Board Committees:

•  Audit Committee

•  Technology and Cybersecurity Committee

Ms. Cardwell joined the Board in December 2023. Since May 2023, Ms. Cardwell has been consulting as a contract CISO and CIO for a variety of companies in the healthcare and financial services space. From June 2021 to May 2023, Ms. Cardwell served as the Executive Vice President and Chief Information Security Officer at UnitedHealth Group Incorporated, a multinational managed healthcare and insurance company, where she oversaw the global cybersecurity team. From January 2020 to June 2021, Ms. Cardwell was the Chief Information Officer of Optum Financial, Inc., a wholly-owned subsidiary of UnitedHealth Group Incorporated, helping to transform the organization through multiple acquisitions. From May 2015 to December 2019, she held multiple leadership positions at American Express Company, a multinational financial services company, including Chief Information Officer, Digital Payments, and as a Vice President of Engineering, where she led engineering teams in the areas of consumer product delivery, blockchain, digital wallets, online payments, tokenization, wearables, and conversation bots. Prior to joining American Express, Ms. Cardwell held management positions at various companies, including eBay Inc. and Expedia Group Inc.

Key Experience

Industry Experience Brings broad payments, benefits, and travel expertise through her experience serving in leadership positions at UnitedHealth Group Incorporated, Optum Financial, Inc., American Express Company, and Expedia Group Inc.

Global or International Business Provides deep global business experience through her leadership roles at UnitedHealth Group Incorporated, Optum Financial, American Express Company, eBay Inc., and Expedia Group Inc.

Business Development & M&A Served on a team at UnitedHealth Group Incorporated that supported acquisition and the realization of synergies. Also, has extensive experience conducting M&A due diligence.

Technology In addition to her extensive experience serving as UnitedHealth Group Incorporated’s Chief Information Security Officer, she has also held Chief Information Officer positions at both Optum Financial, Inc. and American Express Company. Also, has significant experience utilizing artificial intelligence tools to help create operational efficiencies, drive innovation, and improve productivity.

Risk Management Provides risk management experience through her service on the Executive Risk Council at UnitedHealth Group Incorporated, where she supported the gathering, quantifying, and reporting of risks across the enterprise.

Cybersecurity Possesses deep cybersecurity expertise developed through her experience in senior leading technology roles at leading companies, including Chief Information Security Officer of UnitedHealth Group Incorporated.

10	WEX Inc.

Director Nominees and Background Information

David Foss

Chair and Former Chief Executive Officer, Jack Henry & Associates, Inc.

Age: 64

Director Since: 2025

Independent: Yes

Board Committees:

•  Audit Committee

•  Nominating and Governance Committee

Additional Public Company Boards:

•  CNO Financial Group

•  Jack Henry & Associates, Inc.

Mr. Foss is Chair of Jack Henry & Associates, Inc. (“Jack Henry”), a leading provider of technology solutions to the financial services industry. Mr. Foss served as President of Jack Henry from 2014 to 2022 and as Chief Executive Officer from 2016 until his retirement from that role in July 2024. He was elected to the Jack Henry Board of Directors in 2017, served as Chair from 2021 to 2024, and became Executive Chair in July 2024 for one year before becoming Chair in 2025. Mr. Foss joined Jack Henry in 1999 when he arranged the sale of BancTec’s financial solutions division to Jack Henry and subsequently served as President of Jack Henry’s Open Systems Group and General Manager of the Complementary Solutions Group. He was named General Manager of Jack Henry’s ProfitStars division in 2006 and as its President in 2009. Mr. Foss previously served as President and a board member of the Association for Financial Technology from 2007 to 2012. Before joining Jack Henry, he held a variety of positions in the financial services industry, including senior operations management, sales management, and supervisory roles at BancTec, Advanced Computer Systems, and NCR. Mr. Foss also serves as a director of CNO Financial Group, Inc., a nationwide life and health insurer and financial services provider, and sits on its Governance and Nominating and Human Resources and Compensation Committees, and geniant, LLC, a private technology and design consulting firm.

Key Experience

Industry Experience Has more than 30 years of leadership experience in financial services and financial technology, most recently as Chief Executive Officer of Jack Henry.

Business Development and M&A Instrumental in overseeing and helping lead Jack Henry through several significant acquisitions. Joined Jack Henry in 1999 when he arranged for the sale of BancTec’s financial solutions division to Jack Henry.

Technology Prior to becoming CEO, he served for several years as General Manager and then President of Jack Henry’s ProfitStars division offering highly specialized financial performance, imaging and payments processing, information security and risk management, retail delivery, and online and mobile solutions to financial institutions.

Finance, Accounting or Reporting As former CEO and current director of multiple publicly-traded companies, he has significant experience overseeing capital allocation, financial reporting and controls.

Legal or Regulatory Extensive experience in highly regulated industries, including payments and banking, as both a former CEO and current outside director, and provides valuable perspective on relevant regulatory challenges.

Risk Management Has considerable enterprise risk management experience through his tenure as both CEO and Chair of Jack Henry.

2026 Proxy Statement	11

Director Nominees and Background Information

James Groch

Former Global Chief Financial Officer, Global Group President, and Chief Investment Officer, CBRE Group, Inc.

Age: 64

Director Since: 2020

Independent: Yes

Board Committees:

•  Finance Committee (Chair)

•  Audit Committee

Mr. Groch served in a variety of C-suite executive roles at CBRE Group, Inc. (“CBRE”), a global commercial real estate services and investment management firm with over 100,000 employees in over 100 countries and $100 billion of assets under investment management, from 2009 to June 2020. In his roles as CBRE’s Global Group President and Chief Investment Officer (from May 2019 to June 2020), Chief Financial Officer and Chief Investment Officer (from March 2014 to May 2019), and EVP Strategy and Corporate Finance & Chief Investment Officer (from January 2009 to March 2014), he was responsible for overseeing the company’s extensive balance sheet and executing corporate M&A (completing over 90 acquisitions) and strategic initiatives, as well as investments via the company’s Trammell Crow Company subsidiary. In addition to his Finance and Corporate Development responsibilities, Mr. Groch led the development of two significant software platforms that are still core to CBRE today, and the acquisition of two SaaS companies. Since leaving CBRE in 2020, Mr. Groch has advised CEOs of public and private companies through his role as Co-Founder and Executive Chairman of Ethos Development, LLC. Prior to CBRE, from 1991 to 2009, Mr. Groch held numerous senior executive roles at Trammell Crow Company, a NYSE company from 1997, which was sold to CBRE in 2006. These roles included Global President of Funds and Investment Management, Global Head of Corporate Development, President of Development and Investments — Eastern U.S., and Managing Director of Trammell Crow Northeast. In 1988, Mr. Groch became a partner at Trammell Crow Company, three years after he joined the company.

Key Experience

Risk Management Deep financial risk management experience through his time spent serving as CBRE Group, Inc.’s Chief Financial Officer, Chief Investment Officer, and other leadership roles.

Finance, Accounting, or Reporting Expertise in finance, accounting, and reporting through his roles as Chief Financial Officer and Chief Investment Officer at CBRE Group, Inc.

Business Development & M&A Responsible for overseeing CBRE’s extensive balance sheet and directly executing corporate M&A (completing more than 90 acquisitions) and strategic initiatives, as well as investments via the Company’s Trammell Crow Company subsidiary.

Technology Led the development of two significant software platforms, that are still core to CBRE Group, Inc. today, and the acquisition of two SaaS companies.

Global or International Business Served in various leadership positions at CBRE Group, Inc., which is a Fortune 150 multinational firm.

12	WEX Inc.

Director Nominees and Background Information

Derrick Roman

Former Partner, PricewaterhouseCoopers LLP

Age: 62

Director Since: 2021

Independent: Yes

Board Committees:

•  Audit Committee (Chair)

•  Finance Committee

Additional Public Company Boards:

•  Vistance Networks, Inc. (formerly CommScope Holding Company, Inc.)

Mr. Roman served as an audit, consulting, and senior client relationship partner for the international accounting and consulting firm PricewaterhouseCoopers LLP (“PwC”) from 1997 until his retirement in September 2020. As an external audit partner/practitioner, Mr. Roman led independent financial statement audits of publicly traded and privately held enterprises. He has extensive experience in financial accounting, SEC reporting, internal controls, mergers and acquisitions, debt and equity offerings, initial public and secondary offerings, asset-backed financings, and the implementation of accounting and auditing standards. As an advisory partner, Mr. Roman focused on evaluating and improving internal controls, enterprise risk management, internal auditing, and compliance programs for a diverse group of publicly traded companies. Mr. Roman led his PwC teams and clients through digital transformation, automation, and shared delivery center initiatives. He also held several significant governance, line of business, diversity and inclusion, and corporate responsibility leadership roles at PwC, including serving on its CEO Nominating Committee and its Foundation board. Mr. Roman is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Institute of Internal Auditors, and the National Association of Black Accountants, Inc. Mr. Roman currently serves on the board of directors of Vistance Networks, Inc. (formerly CommScope Holding Company, Inc.), a global provider of essential infrastructure solutions for wireless, business enterprise, and residential broadband networks, chairing their Audit Committee and serving on their Nominating and Governance Committee. He also serves as a Public Governor at FINRA, a private American corporation that acts as a self-regulatory organization that regulates member broker-dealer firms.

Key Experience

Business Development and M&A As an audit, consulting, and senior client relationship partner for PwC, he advised clients on mergers and acquisitions, debt and equity offerings, and many other capital markets transactions.

Finance, Accounting, or Reporting Certified Public Accountant and a current member of the American Institute of CPAs, the Institute of Internal Auditors, the Central Audit Committee Network, and the National Association of Black Accountants, in addition to more than 20 years of experience at PwC.

Risk Management More than 20 years of experience with a focus on evaluating and improving internal controls, enterprise risk management, internal auditing, and compliance programs for a diverse group of publicly traded companies at PwC.

Technology Led PwC teams and clients through digital transformation, automation, and shared delivery center initiatives.

Sustainability and HCM Held numerous leadership roles at PwC, with responsibility in the areas of governance, diversity and inclusion, and corporate responsibility, including serving on its CEO Nominating Committee and its Foundation board. Furthermore, earned the Diligent Climate Leadership Certificate and was included on Savoy Magazine’s 2021 and 2024 Most Influential Corporate Directors list.

Cybersecurity Led and participated in numerous cybersecurity projects and initiatives during his time at PwC. Participates in continuing education related to the Board’s role in cybersecurity oversight and has earned the NACD CERT Certificate in Cyber-Risk Management.

2026 Proxy Statement	13

Director Nominees and Background Information

Melissa Smith Chair, Chief Executive Officer, and President, WEX Inc. Age: 57 Director Since: 2014 Independent: No Additional Public Company Boards: • Equifax Inc.

Ms. Smith has served as WEX’s Chief Executive Officer and as a member of the Board since January 2014, and as Chair of the Board since September 2019. She has also served as the Company’s President since May 2013. Previously, Ms. Smith served at the Company as President, The Americas, from April 2011 to April 2013, and as the Company’s Chief Financial Officer and Executive Vice President, Finance and Operations, from November 2007 to April 2011. From September 2001 through November 2007, Ms. Smith served as the Company’s Senior Vice President, Finance and Chief Financial Officer. From May 1997 to August 2001, Ms. Smith held various positions of increasing responsibility with the Company. Ms. Smith began her career at Ernst & Young. Ms. Smith has also served on the board of directors of Equifax Inc., a global data, analytics, and technology company, since November 2020, and currently sits on their Compensation and Governance Committees.

Key Experience

Business Development & M&A Has several decades of leadership experience at WEX, and has been instrumental in the Company’s strategic growth during that time, guiding the Company’s strategy, numerous acquisitions, technology investments, and international expansion.

Finance, Accounting, or Reporting Previously served as WEX’s Chief Financial Officer for approximately 10 years, during which time she spearheaded the Company’s initial public offering. Began her career as an auditor at Ernst & Young LLP, establishing the foundation for her finance, accounting, and reporting expertise.

Industry Experience Under her leadership WEX has grown from a U.S.-based fleet card provider to a global payments and technology platform across multiple enterprise payments categories, including Mobility, Benefits and Corporate Payments, providing her with deep industry expertise in the financial technology industry generally and specifically managing global payments that are complex, regulated and mission-critical.

Technology As CEO of WEX, has overseen the integration of cutting-edge technologies and functionality into WEX’s product mix, from artificial intelligence to electric vehicle products to new payment capabilities. Also currently serves on the board of directors of Equifax Inc., a global data, analytics, and technology company.

Global or International Business As CEO since 2014, has been instrumental in leading the expansion efforts of WEX, which has a global workforce of approximately 6,600 full time employees located across fifteen countries.

Legal or Regulatory Has deep expertise of relevant regulatory requirements pertaining to WEX given her decades of leadership experience at the Company, including in the banking, healthcare, and payments spaces, all of which require compliance with a variety of specific regulatory requirements.

14	WEX Inc.

Director Nominees and Background Information

Stephen Smith

Former President, Chief Executive Officer, and Board Member, L.L.Bean

Age: 55

Director Since: 2019

Independent: Yes

Board Committees:

•  Leadership Development and Compensation Committee (Chair)

•  Finance Committee

Mr. Smith is the former President and Chief Executive Officer of L.L.Bean, a privately held omnichannel consumer lifestyle brand and retail company, a role he held from January 2016 to February 2026. In his decade of leadership he oversaw L.L.Bean’s significant expansion and modernization of its operations, while navigating unprecedented challenges like the pandemic. From July 2011 to November 2015, Mr. Smith held various international positions at subsidiaries of Walmart, a multinational retail corporation, including senior executive roles in marketing, merchandising, and e-commerce in China and the UK, helping to integrate e-commerce into the core business and resulting in improved sales growth. Prior to joining Walmart, from 2003 to 2011 Mr. Smith held various leadership positions in the United States and Belgium at subsidiaries of Delhaize Group (now Ahold Delhaize), a Belgium-based international food retailer. Mr. Smith is also a former member of the board of directors for RILA (Retail Industry Leaders Association), an industry organization that represents all major national retailers in Washington, DC. Mr. Smith served on the board of directors of Appalachian Mountain Club, a not-for-profit environmental conservation and recreation organization, from 2016 to 2022. Mr. Smith also serves on the Board of Trustees for Dickinson College, a private liberal arts college in Carlisle, PA.

Key Experience

Business Development & M&A As the former CEO and President of L.L.Bean, an international brand and retailer, he was responsible for leading the company’s expansion into the wholesale channel, entering new markets and developing and executing the company’s mid-term growth plans. He instituted several major initiatives at L.L. Bean early on in his tenure to improve sales, including launching its Be an Outsider campaign, a brand repositioning that created a significant number of new customers.

Global or International Business In addition to his experience at L.L.Bean, Mr. Smith has held various senior leadership positions at subsidiaries of Walmart, a multinational retail corporation, including Walmart China, Yihaodian (a Walmart-owned Shanghai e-commerce business) and Asda (a Walmart-owned food, fashion and general merchandise business in the UK) and subsidiaries of Delhaize Group (now Ahold Delhaize), a Belgium-based international food retailer. Through this experience Mr. Smith has developed specific expertise with respect to global supply chains. He has lived and worked in Belgium, China, and the UK and led multiple foreign offices.

Sustainability and HCM Served as the CEO of L.L.Bean, where the community, environment, and employees are three of the six stakeholders that the company serves. As such, sustainability, diversity, environmental stewardship, and human capital management are deeply integrated in the company’s operations. At ASDA (Walmart UK), he was the executive sponsor of their diversity efforts from 2012 to 2015. Also, he has served on the board of directors of Appalachian Mountain Club, a not-for-profit environmental conservation and recreation corporation.

2026 Proxy Statement	15

Director Nominees and Background Information

Susan Sobbott

Former President of Global Commercial Services, American Express Company

Age: 61

Director Since: 2018

Independent: Yes

Board Committees:

•  Leadership Development and Compensation Committee

•  Nominating and Governance Committee

Ms. Sobbott was an officer at the American Express Company (“AMEX”), a globally integrated payments company, prior to her retirement in 2018. At AMEX, Ms. Sobbott served as the President of Global Commercial Services, the multibillion-dollar B2B issuing business of the company serving all business customers globally, from December 2015 to February 2018. Prior to that, she was President of Global Corporate Payments from 2014 through 2015 and the President and General Manager of American Express OPEN, a multibillion-dollar business unit within AMEX serving small businesses, from 2004-2014. Ms. Sobbott serves on the advisory board of Kargo, a leading marketing technology firm, the board of ideas42, a nonprofit behavioral economic consultancy, and is a member of the Board of Trustees of the Darden School of Business at the University of Virginia. She is also a strategic advisor to a range of fintech and enterprise financial services firms as well as female-founded fintech venture funds, including Women’s Venture Capital Fund, Avid Ventures, and Vesey Ventures. Ms. Sobbott has also served on various other boards, including the board of Next Insurance, an AI-based technology provider of tailored business insurance to small businesses, Bambee, a private AI-based HR software and services provider to small and medium size businesses from 2022 through 2025, and The Children’s Place, the largest public children’s apparel retailer in North America, from 2014 to 2019.

Key Experience

Industry Experience Ms. Sobbott has several decades of experience in the payments industry, both in senior leadership roles and board roles.

Business Development & M&A In addition to more than 20 years of experience leading multibillion-dollar divisions and evaluating potential acquisitions to accelerate their growth, Ms. Sobbott was also a member of the firm’s Operating Committee and Enterprise Risk Management Committee, which oversaw the evaluation and integration of acquisitions. As a board member at Red Ventures, she oversaw many significant acquisitions and integrations. Further, Ms. Sobbott oversaw the sale of Lola.com and Next Insurance from the board level.

Global or International Business Ms. Sobbott managed a global business operating in 200 countries, serving global enterprise clients as well as domestic leaders across continents. Ms. Sobbott also served on the board of directors for The Children’s Place, the largest publicly traded specialty retailer of children’s apparel in North America, with operations in Canada and international licensing agreements in other countries and a global supply chain.

Risk Management In addition to her extensive experience on numerous boards for privately held companies, Ms. Sobbott served as a member of the Enterprise Risk Management Committee for American Express, and had specific responsibility for fraud, credit losses, and regulatory compliance across the multi-billion dollar businesses she led.

Sustainability and HCM She has been a longstanding advocate and sponsor of DEI initiatives, with a specific focus on female executives and entrepreneurs. Ms. Sobbott was the global chair of the Women’s Issues network at American Express, Parents at Amex, and was involved in several non-profit organizations working to accelerate the development of women leaders in business.

Finance, Accounting, or Reporting Through her time as a leader at AMEX and her work with numerous venture capital firms, has developed a strong financial acumen, particularly with respect to proficiency in financial metrics specific to the payments industry.

Legal or Regulatory Through her career at AMEX and as an advisor to a range of financial services companies, has gained a strong understanding of relevant regulatory requirements pertaining to WEX, including in the banking and payments spaces.

16	WEX Inc.

Director Nominees and Background Information

Lauren Taylor Wolfe Managing Partner of Impactive Capital Age: 47 Director Since: N/A Independent: Yes

Ms. Taylor Wolfe is the co-founder and has served as the Managing Partner of Impactive Capital, an active impact investing firm, since its founding in April 2018. Prior to founding Impactive Capital, Ms. Taylor Wolfe served as Managing Director and Investing Partner at Blue Harbour Group, L.P., an investment management firm, from 2007 to January 2018. Earlier in her career, Ms. Taylor Wolfe served as a Portfolio Manager at SIAR Capital LLC, an investment firm specializing in undervalued and emerging growth companies, from 2003 to 2007, and as an Associate at Diamond Technology Partners, a strategic technology consulting firm, from 2000 to 2003. Previously, Ms. Taylor Wolfe served on the boards of directors of Envestnet, Inc. (formerly NYSE: ENV), which provides integrated technology and data solutions for financial advisors and institutions, from March 2023 until it was acquired by a subsidiary of Bain Capital Private Equity, LP in November 2024, and HD Supply Holdings, Inc. (formerly NASDAQ: HDS), an industrial distributor, from March 2017 until it was acquired by The Home Depot, Inc. (NYSE: HD) in December 2020. Ms. Taylor Wolfe currently serves on the board of directors of the Center for Reproductive Rights. Previously, Ms. Taylor Wolfe served on the 30% Club Steering Committee, an organization dedicated to increasing gender balance on boards and in executive leadership positions, from December 2016 to January 2019 and was an Angel member of 100 Women in Finance from 2016 to 2020. Ms. Taylor Wolfe earned a B.S. in Applied Economics and Communications, magna cum laude, from Cornell University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Key Experience

Business Development & M&A Ms. Taylor Wolfe has experience evaluating strategic opportunities and driving value creation initiatives, including involvement in transactions and board-level oversight of acquisitions.

Finance, Accounting, or Reporting As a founder and managing partner of Impactive Capital, Ms. Taylor Wolfe developed financial acumen through investment management experience, including analyzing capital allocation, financial performance, and shareholder value creation.

Risk Management Experience assessing operational, financial, and strategic risks through active portfolio management and board service.

Sustainability and HCM Ms. Taylor Wolfe has experience integrating impact, sustainability, and stakeholder considerations into investment strategies, including leadership in active impact investing and related initiatives.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S ELEVEN NOMINEES UNDER THE REVISED PROPOSAL 1 ON THE ENCLOSED COMPANY WHITE PROXY CARD.

2026 Proxy Statement	17

Director Nominees and Background Information

Additional Information on Kurt Adams, Ellen Alemany, and Lauren Taylor Wolfe

Below please find additional information on Mr. Adams, Ms. Alemany, and Ms. Taylor Wolfe. For more information on the remainder of the Board, please see “Proposal 1: Election of Directors” on page 20 of the Proxy Statement. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current.

Director Independence

The Board has determined that each of Mr. Adams, Ms. Alemany, and Ms. Taylor Wolfe qualify as an “independent director” under applicable NYSE guidelines.

Board Committees

Pursuant to the Cooperation Agreement, the Board will appoint (i) Ms. Taylor Wolfe to the Nominating and Governance Committee and the Audit Committee, (ii) Ms. Alemany to the Nominating and Governance Committee and the Finance Committee, and (iii) Mr. Adams to the Leadership Development and Compensation Committee and the Technology and Cybersecurity Committee.

Director Compensation

Mr. Adams, Ms. Alemany, and Ms. Taylor Wolfe will receive the standard director compensation and indemnification provided to all non-employee directors of the Company.

Securities Ownership

As of the date hereof, Ms. Taylor Wolfe is the beneficial owner of 1,707,253 shares of the Company’s common stock. As of the date hereof, Mr. Adams is the beneficial owner of 300 shares of the Company’s common stock. As of the date hereof, Ms. Alemany is the beneficial owner of 6,000 shares of the Company’s common stock.

Amount and Nature of Shares Beneficially Owned(1)

Beneficial Ownership

Name and Address	Common Stock Owned(2)	Right to Acquire(3)	Total Securities Beneficially Owned(3)	Percent of Outstanding Shares
Kurt Adams 1 Hancock Street, Portland, ME 04101	300	—	300	*
Ellen Alemany(4) 1 Hancock Street, Portland, ME 04101	6,000	—	6,000	*
Lauren Taylor Wolfe(5) 1 Hancock Street, Portland, ME 04101	1,707,253	—	1,707,253	4.9%

*    Less than 1%

(1)      The beneficial ownership amounts and percentages reported in this table were determined in accordance with SEC Rule 13d-3 under the Exchange Act as required by applicable SEC rules based on the most recently available beneficial ownership information and are not indicative of ownership for any other purpose, including for purposes of determining whether any approvals required by our regulators upon exceeding certain ownership thresholds under applicable law have been triggered. See the Risk Factor “Provisions in our charter documents, Delaware law and applicable banking laws may delay or prevent our acquisition by a third party, and could adversely impact the market price of our common stock” in Item 1A of Part I in our most recent Annual Report on Form 10-K filed with the SEC.

(2)      Unless otherwise noted, includes shares for which the named person or entity has sole voting and investment power or has shared voting and investment power, including with his or her spouse. Excludes shares that may be acquired through stock option exercises or through the vesting of restricted stock units, which are accounted for in the column “Right To Acquire”.

18	WEX Inc.

Director Nominees and Background Information

(3)      The Right to Acquire column includes shares that can be acquired through stock option exercises, the vesting of restricted stock units, or the vesting of market share units (“MSUs”) through May 29, 2026 and excludes shares that may not be acquired until on or after May 30, 2026. The Total Securities Beneficially Owned column includes both the Common Stock Owned and Right to Acquire columns.

(4)      Includes 6,000 shares held directly by Alemany October 2025 GRAT No. 1.

(5)      Includes 1,341,381 shares held directly by Impactive Capital Master Fund LP, 313,261 shares held directly by Impactive Sierra Fund LP, and 52,611 shares held directly by Impactive Zephyr Fund LP.

Other Information

There are no material proceedings to which Mr. Adams or any of his associates is a party or has a material interest adverse to the Company. Neither Mr. Adams nor any of Mr. Adams’s immediate family members has a material relationship with the Company, directly or as an officer, stockholder or partner of an organization that has a material relationship with the Company.

There are no material proceedings to which Ms. Alemany or any of her associates is a party or has a material interest adverse to the Company. Neither Ms. Alemany nor any of Ms. Alemany’s immediate family members has a material relationship with the Company, directly or as an officer, stockholder or partner of an organization that has a material relationship with the Company.

There are no material proceedings to which Ms. Taylor Wolfe or any of her associates is a party or has a material interest adverse to the Company. Neither Ms. Taylor Wolfe nor any of Ms. Taylor Wolfe’s immediate family members has a material relationship with the Company, directly or as an officer, stockholder or partner of an organization that has a material relationship with the Company.

2026 Proxy Statement	19

SUMMARY OF THE COOPERATION AGREEMENT

On May 3, 2026, the Company entered into the Cooperation Agreement with Impactive.

Pursuant to the Cooperation Agreement, the Board has set the size of the Board to eleven directors as of the 2026 Annual Meeting and nominated the Revised 2026 Slate.

Also effective upon execution and delivery of the Cooperation Agreement, Impactive withdrew its notice of intent to nominate director candidates for election to the Board at the 2026 Annual Meeting.

The Cooperation Agreement further provides, among other things, that:

•  The Board will take necessary steps to separate the roles of the Chair of the Board and Chief Executive Officer of the Company.

•  At the first regular meeting of the Board after the 2026 Annual Meeting (the “Board Meeting”), the Board will also determine the composition of the Audit Committee, Nominating and Governance Committee, Leadership Development and Compensation Committee, Technology and Cybersecurity Committee and the Finance Committee and select new committee chairs for each of the Nominating and Governance Committee and the Leadership Development and Compensation Committee. At the Board Meeting, the Board will appoint (i) Ms. Taylor Wolfe to the Nominating and Governance Committee and the Audit Committee, (ii) Ms. Alemany to the Nominating and Governance Committee and the Finance Committee, and (iii) Mr. Adams to the Leadership Development and Compensation Committee and the Technology and Cybersecurity Committee.

•  During the term of the Cooperation Agreement and as long as Impactive’s Net Long Position (as defined in the Cooperation Agreement) remains at or above the lesser of (x) three percent of the then-outstanding shares of WEX’s common stock and (y) 1,040,044 shares of WEX’s common stock (subject to adjustment in each case for stock splits, reclassifications, combinations and recapitalizations), in the event that any of the New Director Nominees is no longer able to serve as a director of WEX, Impactive would be entitled to designate a replacement candidate, subject to the approval of the Board.

•  During the term of the Cooperation Agreement, Impactive is subject to customary voting commitment, standstill, non-disparagement and expense reimbursement provisions.

•  The Cooperation Agreement shall remain in effect until the later of (i) the date that is thirty days prior to the advance notice deadline for director nominations for election to the Board at the 2027 Annual Meeting and (ii) the date that is ten days after the Impactive Designee or any Replacement Director ceases to serve as a director on the Board, unless earlier terminated by mutual written agreement.

The summary above is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 4, 2026.

20	WEX Inc.

PLEASE ACT TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED WEX Inc. 2026 ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2026, 8:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WEX INC. The undersigned hereby appoints Melissa Smith and Sara T. W. Trickett as the undersigned’s true and lawful attorneys, agents, and proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all the shares of common stock of WEX Inc. (“WEX,” the “Company,” or “our”) held by record which the undersigned is entitled to vote at WEX’s 2026 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). IF YOU ARE A STOCKHOLDER OF RECORD ON THE RECORD DATE, THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND REVOKES ANY PROXY PREVIOUSLY GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE ANNUAL MEETING. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED BUT NO VOTING INSTRUCTIONS ARE MADE WITH RESPECT TO ONE OR MORE PROPOSALS THAT THE UNDERSIGNED IS ENTITLED TO VOTE ON AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION(S) FOR SUCH PROPOSAL(S) AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN OR THEIR SUBSTITUTES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE IMPACTIVE WHITE PROXY CARD AND THE COMPANY BLUE PROXY CARD WILL NOT BE VOTED AT THE 2026 ANNUAL MEETING. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (continued and to be signed on the reverse side) REVISED COMPANY PROXY

WEX Inc. YOUR VOTE IS IMPORTANT Please take a moment now to vote your WEX Inc. shares at the upcoming Annual Meeting. YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS: Vote by Internet: Please locate the Control Number printed below on your proxy card and access www.proxyvotenow.com/wex. Then, simply follow the easy instructions on the voting site. Vote by Telephone: Please locate the Control Number printed below on your proxy card and call toll-free in the U.S. or Canada at 855-429-6168 on a touch-tone telephone (if outside the U.S. or Canada, call 575-208-6945). Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER: You may vote by Internet or telephone 24 hours a day, 7 days a week. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had signed, dated, and returned a proxy card. Submit your proxy by Mail: If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date, and return the proxy card in the enclosed postage-paid envelope to, or mail to: WEX Inc. c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. TO AUTHORIZE A PROXY TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED Please mark your vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELEVEN (11) COMPANY NOMINEES LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. The Board of Directors recommends you vote “FOR ALL” the following eleven Company nominees. 1.To elect eleven directors for a term of one year – “FOR ALL” Company nominees.If you sign and return this proxy card and do not specify how you want your shares to be voted on Proposal 1, all of your shares will be voted “FOR ALL” eleven Company nominees.The Board of Directors recommends you vote “FOR ALL” the following eleven Company nominees:1.Kurt Adams; 02. Ellen Alemany; 03. Daniel Callahan; 04. Aimee Cardwell; 05. David Foss; 06.James Groch; 07. Derrick Roman; 08. Melissa Smith; 09. Stephen Smith; 10. Susan Sobbott;11.Lauren Taylor Wolfe The Board of Directors recommends you vote “FOR” Proposal 2. 2.To approve on an advisory (non-binding) basisthe compensation of our Named ExecutiveOfficers. The Board of Directors recommends you vote “FOR” Proposal 3. 3.To ratify the selection of Deloitte & Touche LLPas the Company’s independent registeredpublic accounting firm for the year ending December 31, 2026. At the Annual Meeting, we will also conduct any other business properly brought before the Annual Meeting. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below: FOR AGAINST ABSTAIN Dated: , 2026 Signature FOR ALL WITHHOLD ALL FOR ALL EXCEPT Signature (if held jointly) Title(s) Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.